united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/17

Item 1. Reports to Stockholders.

Crow Point Alternative Income Fund (AAIFX)

Annual Report
September 30, 2017

1-855-282-1100

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Crow Point Alternative Income Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC.
Member FINRA

Dear Investor

For the three-month period ended September 30, 2017, the Crow Point Alternative Income Fund returned 1.34 percent versus 0.92 percent for the category. The fund is included in the Morningstar Non-Traditional Bond category, which includes 250 other funds. In the quarter just ended, the fund was ranked in the 29th percentile of its Morningstar category. For the nine-month period, the fund returned 2.42 percent versus 3.57 percent for the category and 0.25 percent for the Barclay’s Aggregate Bond benchmark.

During the quarter just ended, we revamped the strategy slightly as we introduced a proprietary global asset allocation tool into our portfolio construction process. We were very pleased to see immediate results from the change and the strong performance we saw in the third quarter has continued into the month of October.

Currently, approximately 40 percent of the portfolio is weighted towards fixed income or equity sectors sensitive to movements in treasury bonds with about half of that in very short dated government or corporate debt. Approximately 15% of the portfolio is invested in mortgage-backed or other asset-backed securities. The fund is approximately 80% net long currently - we have small short positions in parts of the treasury yield curve and in the energy sector.

Almost all of the fund’s gains last quarter came from holdings in the Emerging and International Markets, the energy sector, and US high yield debt. Also helping returns in the quarter were small holdings in US growth equities and a small private placement in VEMO Education.

During the fourth quarter of 2017, the fund almost doubled in size and is now $15.6 million in assets. We continue to manage the fund with an eye toward minimizing drawdowns and protecting capital. We are happy to have you as shareholders and we appreciate the trust that you have placed with us. As always, we aim to be good and careful stewards of your capital.

Sincerely,

Peter DeCaprio

Crow Point Partners

Crow Point Alternative Income Fund
Portfolio Review (Unaudited)
September 30, 2017

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance figures for the periods ended September 30, 2017, compared to its benchmark:

			Annualized
		Annualized	Since
	One Year	Five Years	Inception*

Crow Point Alternative Income Fund	0.32%	(0.05)%	(0.02)%
HFRX Absolute Return Index**	2.89%	2.32%	1.98%

*	The Fund commenced operations on January 13, 2012.

**	The HFRX Absolute Return Index (“HFRX Index”) is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the HFRX Index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance. Individuals cannot invest directly in an index.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. The Fund’s adviser waives and/or reimburses certain Fund fees or expenses. Absent that arrangement, performance shown would have been lower. Returns greater than one year are average annualized. For performance information current to the most recent month-end, please call 1-855-282-1100.

Per the fee table in the Fund’s January 30, 2017 prospectus, the Fund’s Total Annual Operating Expense Ratio is 3.91% without consideration of the fee waiver. After the fee waiver, the Fund’s Net Annual Operating Expense Ratio is 2.51%.

Portfolio Composition as of September 30, 2017 (Unaudited)

% of Net Assets
Exchange Traded Funds - Fixed Income	38.9%
Exchange Traded Funds - Equity	22.0%
Bonds & Notes - Asset Backed	9.8%
Common Stock	8.9%
Bonds & Notes - Commercial Mortgage Backed	5.0%
Private Investment	4.1%
Exchange Traded Funds - Commodity	3.9%
Preferred Stock	0.7%
Cash and Other Assets Less Liabilities - Net	6.7%
Total	100%

Please refer to the Portfolio of Investments in this Shareholder Report for a detailed analysis of the Fund’s Holdings.

Crow Point Alternative Income Fund
PORTFOLIO OF INVESTMENTS
September 30, 2017

Shares		Value

	COMMON STOCK - 8.9%
	WATER - 8.9%
1,666	American States Water Co.	$82,051
3,437	American Water Works Co., Inc.	278,088
4,947	Aqua America, Inc.	164,191
2,248	California Water Service Group	85,761
1,516	SJW Group	85,805
	TOTAL COMMON STOCK (Cost - $702,684)	695,896

	PREFERRED STOCK - 0.7%
	BANKS - 0.6%
1,900	Bank of America Corp., 6.20%	50,787

	DIVERSIFIED FINANCIAL SERVICES - 0.1%
400	Legg Mason, Inc., 6.375%	10,700

	TOTAL PREFERRED STOCK - (Cost - $60,843)	61,487

	EXCHANGE TRADED FUNDS - 64.8%
	COMMODITY FUNDS - 3.9%
15,838	PowerShares DB Oil Fund ETF *	139,216
3,473	ProShares UltraShort Bloomberg Crude Oil ETF *	117,144
405	SPDR Gold Shares *	49,240
		305,600
	EQUITY FUNDS - 22.0%
39	iShares Nasdaq Biotechnology ETF	13,010
2,552	iShares PHLX Semiconductor ETF	404,671
1,052	iShares U.S. Aerospace & Defense ETF	187,298
326	iShares U.S. Healthcare Providers ETF	48,163
2,341	ProShares Short S&P500 ETF *	75,310
251	ProShares Ultra QQQ ETF	16,119
3,446	Schwab Emerging Markets Equity ETF	92,732
3,443	Schwab International Equity ETF	115,237
5,155	Schwab U.S. Broad Market ETF	313,991
1,988	Schwab U.S. REIT ETF	81,766
1,087	SPDR Energy Select Sector Fund ETF	74,438
642	SPDR Health Care Select Sector Fund ETF	52,471
5,243	Tierra XP Latin America Real Estate ETF	166,151
205	Vanguard Telecommunication Services ETF	18,913
559	Vanguard Utilities ETF	65,280
		1,725,550
	FIXED INCOME FUNDS - 38.9%
1,096	iShares 20+ Year Treasury Bond ETF	136,737
8,293	iShares iBoxx $ Investment Grade Corporate Bond ETF	1,005,360
5,804	ProShares UltraShort 20+ Year Treasury *	206,506
37,304	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	1,706,658
		3,055,261

	TOTAL EXCHANGE-TRADED FUNDS (Cost - $5,055,765)	5,086,411

See accompanying notes to financial statements

Crow Point Alternative Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Principal		Coupon %	Maturity	Value

	BONDS & NOTES - 14.8%
	ASSET BACKED - 9.8%
$4,114	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-11 ^	5.125	12/25/33	$4,234
37,624	Countrywide Asset-Backed Certificates Series 2002-54 ^	5.216	10/25/17	37,763
20,773	Equity One Mortgage Pass-Through Trust 2003-4 ^	5.869	10/25/34	20,480
81,746	Fremont Home Loan Trust 2005-B, 1 mo. LIBOR + 0.71% ^	1.944	04/25/35	82,302
2,180	GE Capital Mortgage Services, Inc. 1999-HE1 Trust	6.265	04/25/29	2,083
26,378	GSAMP Trust 2005-SEA2, 1 mo. LIBOR + 0.35% ^ +	1.587	01/25/45	26,366
14,098	Option One Mortgage Loan Trust 2005-1, 1 mo. LIBOR + 0.80% ^	2.037	02/25/35	14,102
6,803	RAMP Series 2005-RS1 Trust	4.713	01/25/35	6,881
13,333	RASC Series 2003-KS4 Trust ^	3.870	05/25/33	13,471
4,070	RASC Series 2004-KS2 Trust ^	4.300	03/25/34	4,118
154,634	Structured Asset Securities Corp. Mortgage Loan Trust 2006- AM1, 1 mo. LIBOR + 0.34% ^	1.397	04/25/36	154,332
400,000	Structured Asset Securities Corp. Mortgage Loan Trust 2006-WF1, 1 mo. LIBOR + 0.16% ^	1.577	02/25/36	400,033
				766,165
	COMMERCIAL MORTGAGE BACKED - 5.0%
66,744	Adjustable Rate Mortgage Trust 2005-5, 1 mo. LIBOR + 0.28% ^	1.517	09/25/35	66,595
12,008	Banc of America Funding 2006-2 Trust	5.75	03/25/36	11,679
293,541	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX	3.139	06/15/45	296,859
2,869	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2005-AR2 ^	3.663	05/25/35	2,898
2,898	WaMu Mortgage Pass-Through Certificates Series 2003-S12 Trust	4.75	11/25/18	2,927
27,593	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust ^	4.333	09/25/36	14,609
				395,567

	TOTAL BONDS & NOTES (Cost - $1,094,580)			1,161,732

Shares
	PRIVATE INVESTMENT - 4.1%
	FINANCE - 4.1%
2,250,000	Vemo Education, Inc. * >			320,546
	TOTAL PRIVATE INVESTMENT (Cost - $300,000)

	TOTAL INVESTMENTS (Cost - $7,213,872) - 93.3%			$7,326,072
	OTHER ASSETS LESS LIABILITIES - NET - 6.7%			522,254
	NET ASSETS - 100.0%			$7,848,326

*	Non-Income producing security.

^	Variable or step coupon security - Interest rate shown represents the rate on September 30, 2017.

+	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At September 30, 2017, these securities amounted to $26,366 or 0.3% of net assets.

>	The value of this security has been determined under the policies of the Board of Trustees. The value of such security is $320,546 or 4.1% of net assets.

ETF - Exchange-Traded Fund

See accompanying notes to financial statements

Crow Point Alternative Income Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

ASSETS
Investment securities:
Securities at Cost	$7,213,872
Securities at Value	$7,326,072
Cash	522,313
Cash at broker	35
Dividends and interest receivable	3,898
Due from adviser	30,569
Prepaid expenses	13,338
TOTAL ASSETS	7,896,225

LIABILITIES
Distribution (12b-1) fees payable	2,075
Payable to related parties	14,751
Accrued expenses and other liabilities	31,073
TOTAL LIABILITIES	47,899
NET ASSETS	$7,848,326

Net Assets Consist Of:
Paid in capital	$9,587,419
Accumulated net investment loss	(15,708)
Accumulated net realized loss from security transactions and option contracts	(1,835,585)
Net unrealized appreciation of investments	112,200
NET ASSETS	$7,848,326
Investor Class
Net Assets	$7,848,326
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	947,019
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest Outstanding)	$8.29

See accompanying notes to financial statements

Crow Point Alternative Income Fund
STATEMENT OF OPERATIONS
For Year Ended September 30, 2017

INVESTMENT INCOME
Dividends	$143,480
Dividends from affiliated funds	2,420
Interest	55,068
TOTAL INVESTMENT INCOME	200,968

EXPENSES
Investment advisory fees	65,321
Administrative services fees	34,780
Transfer agent fees	27,844
Legal fees	23,322
Registration fees	22,342
Accounting services fees	21,590
Trustees’ fees and expenses	19,690
Printing and postage expenses	16,679
Distribution (12b-1) fees	16,635
Audit fees	15,559
Compliance officer fees	11,357
Custodian fees	4,939
Insurance expense	500
Interest expense	228
Other expenses	2,000
TOTAL EXPENSES	282,786
Less: Expense waived by Adviser for Affiliated Holdings	(1,220)
Less: Expense waived and/or reimbursed by the Adviser	(130,930)

NET EXPENSES	150,636

NET INVESTMENT INCOME	50,332

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Unaffiliated investments	(3,085)
Affiliated investments	(5,966)
Options purchased	(1,644)
Options written	1,909
Trade error (Note 5)	—
Distributions of capital gains from underlying investments	2,206
Net change in unrealized appreciation (depreciation) on:
Unafilliated Investments	(17,337)
Afilliated Investments	6,073
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(17,844)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,488

See accompanying notes to financial statements

Crow Point Alternative Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016

FROM OPERATIONS:
Net investment income	$50,332	$93,675
Net realized loss from investments - including options	(8,786)	(123,042)
Distributions of capital gains from underlying investments	2,206	891
Net change in unrealized appreciation (depreciation) of investments	(11,264)	158,726
Net increase in net assets resulting from operations	32,488	130,250

DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class
From net investment income	(139,442)	(160,375)
Net decrease in net assets from distributions to shareholders	(139,442)	(160,375)

FROM SHARES OF BENEFICIAL INTEREST:
Investor Class
Proceeds from shares sold	2,577,764	8,522,917
Reinvestment of dividends	26,378	121,724
Payments for shares redeemed	(1,340,102)	(10,134,592)

Net increase (decrease) in net assets from shares of beneficial interest	1,264,040	(1,489,951)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,157,086	(1,520,076)

NET ASSETS
Beginning of Year	6,691,240	8,211,316
End of Year **	$7,848,326	$6,691,240

** Includes accumulated net investment income (loss) of:	$(15,708)	$61,612

SHARE ACTIVITY
Investor Class
Shares sold	313,485	1,023,899
Shares reinvested	3,209	14,790
Shares redeemed	(162,386)	(1,216,001)
Net increase (decrease) in shares of beneficial interest outstanding	154,308	(177,312)

See accompanying notes to financial statements

Crow Point Alternative Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	September 30, 2017		September 30, 2016	September 30, 2015	September 30, 2014 (6)	September 30, 2013

Net asset value, beginning of year	$8.44		$8.47	$8.84	$9.04	$9.65
Activity from investment operations:
Net investment income (1)	0.06		0.10	0.11	0.23	0.33
Net realized and unrealized gain (loss) on investments	(0.04)		0.04	(0.35)	0.01 (7)	(0.52)
Total from investment operations	0.02		0.14	(0.24)	0.24	(0.19)
Less distributions:
From net investment income	(0.17)		(0.17)	(0.13)	(0.44)	(0.42)
Total distributions	(0.17)		(0.17)	(0.13)	(0.44)	(0.42)
Paid-in capital from redemption fees	—		—	—	—	0.00 (5)
Net asset value, end of year	$8.29		$8.44	$8.47	$8.84	$9.04
Total return (2)	0.32	% (8)	1.76%	(2.81)%	2.65%	(2.07)%
Net assets, end of year (000s)	$7,848		$6,691	$8,211	$16,479	$3,536
Ratio of expenses to average net assets (3)
before reimbursement	4.25%		3.67%	4.34%	4.01%	4.16%
net of reimbursement	2.25%		2.27%	3.33%	2.93%	3.11%
Ratio of expenses to average net assets (excluding dividends and interest on margin account) (3)
before reimbursement	4.24%		3.65%	3.26%	3.26%	3.38%
net of reimbursement	2.25%		2.25%	2.25%	2.18%	2.32%
Ratio of net investment income to average net assets (3)(4)	0.76%		1.20%	1.21%	2.58%	3.52%
Portfolio turnover rate	268%		162%	999%	1,125%	2,154%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Assumes reinvestment of all dividends and distributions, if any.

(3)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Amount is less than $0.01.

(6)	On January 27, 2014, Class A, Class C and Class R shares were exchanged for shares of Class Y which was renamed Investor Class shares.

(7)	The net realized and unrealized gain on investments per share does not accord with the net of the amounts reported in the statement of operations due to the timing of purchases and redemptions of the Fund shares during the period.

(8)	There was no effect on total return due to the trade error (Note 5).

See accompanying notes to financial statements

Crow Point Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2017

1.	ORGANIZATION

The Crow Point Alternative Income Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to provide shareholders with above-average total returns over a complete market cycle primarily through capital appreciation and income generation.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and exchange traded funds (“ETFs”), after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or subadviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining

Crow Point Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or subadviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market

Crow Point Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2017 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$695,896	$—	$—	$695,896
Preferred Stock	61,487	—	—	61,487
Exchange Traded Funds	5,086,411	—	—	5,086,411
Bonds & Notes	—	1,161,732	—	1,161,732
Private Investment	—	320,546	—	320,546
Total	$5,843,794	$1,482,278	$—	$7,326,072

There were no transfers between any Level during the year ended September 30, 2017.

It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

The Fund did not hold any Level 3 securities.

*	Please refer to the Portfolio of Investments for industry classifications.

Exchange Traded Funds – The Fund may invest in ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Structured Notes – There are several risks associated with the use of structured notes. Structured notes are leveraged, thereby providing an exposure to the underlying benchmark greater than the face amount and increasing the volatility of each note relative to the change in the underlying linked financial instrument. A highly liquid secondary market may not exist for the structured notes the Fund invests in, which may make it difficult for the Fund to sell the structured notes it holds at an acceptable price or to accurately value them. In addition, structured notes are subject to the risk that the counterparty to the instrument, or issuer, might not pay interest when due or repay principal at maturity of the obligation. The Fund bears the risk of loss of the amount expected to be received in the event of default or bankruptcy of the issuer.

Crow Point Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Options Transactions – Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation.

When the Fund writes a put or call option, an amount equal to the premium received is included in the consolidated statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended September 30, 2017, the amount of net realized gain on written options subject to equity price risk amounted to $1,909. The figure for written options can be found in the Statement of Operations under the line net realized gain/(loss) from options written. For the year ended September 30, 2017, the amount of net realized loss on purchased options subject to equity price risk amounted to $1,644. The figure for purchased options can be found in the Statement of Operations under the line items net realized gain/(loss) from options purchased.

The amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income and expense are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net

Crow Point Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for Federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014-2016), or expected to be taken in the Fund’s 2017 tax return. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska state and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $17,676,535 and $15,830,958, respectively.

Crow Point Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

4.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At September 30, 2017 the tax cost of investments and unrealized appreciation/(depreciation) are as follows:

	Gross	Gross
	Unrealized	Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$7,220,124	$145,667	$(39,719)	$105,948

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Crow Point Partners, LLC (“Crow Point”) serves as the Fund’s investment adviser (the “Adviser”).

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended September 30, 2017, the Fund incurred $65,321 in advisory fees.

The Crow Point Alternative Income Fund invested a portion of its assets in the Crow Point Global Dividend Plus Fund. The Adviser has agreed to waive its advisory fee on the portion of the Crow Point Alternative Income Fund’s assets that are invested in the Crow Point Global Dividend Plus Fund. For the year ended September 30, 2017, Crow Point Alternative Income Fund waived $1,220 in advisory fees pursuant to that arrangement.

The Adviser has contractually agreed to waive all or part of its fees and/or make payments to limit Fund expenses (exclusive of any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, taxes, borrowing costs (such as interest and dividend expense on securities sold short) or extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Adviser)) at least until January 31, 2018 (the “Expense Limit”), so that the total annual operating expenses of the Fund does not exceed 2.25% of the Fund’s average daily net assets. Fees waived or reimbursed by the Adviser may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three fiscal years following when such amounts were waived and/or reimbursed. During the year ended September 30, 2017, $130,930 was waived and or reimbursed by the Adviser pursuant to its contractual agreement.

As of September 30, 2017, the following amounts are subject to recapture by the Adviser by September 30 of the following years:

2020	2019	2018	Total
$130,930	$109,295	$138,516	$378,741

Crow Point Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), The Board has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may pay up to 0.25% of its average daily net assets to pay for certain distribution activities and shareholder services. For the year ended September 30, 2017, $16,635 was incurred under the Plan for the Investor Class.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. During the year ended September 30, 2017, the Distributor received no underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of the Distributor and GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

As a result of a trade error, the Fund experienced a loss of $3,364 for the year ended September 30, 2017, which was reimbursed in full by the Adviser.

6.	INVESTMENTS IN AFFILIATED COMPANY

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities or is under common control. Crow Point Defined Global Dividend Plus Fund is a mutual fund which is considered an affiliate because it is under the control of the same investment adviser.

Transactions during the year with a company that is an affiliate are as follows:

	Shares-			Shares-
	Beginning of			End of
Description	Year	Purchases	Sales	Year
Crow Point Global Dividend Plus Fund	50,763	—	50,763	—

Crow Point Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

	Value-			Dividends		Change in
	Beginning of		Sales	Credited to	Realized	Unrealized	Value- End
Description	Year	Purchases	Proceeds	Income	Gain/Loss	Gain/Loss	of Year
Crow Point Global Dividend Plus Fund	$493,927	$—	494,034	$2,420	$(5,966)	$6,073	$—

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2017, NFS LLC held approximately 90% of the voting securities of Crow Point Alternative Income Fund. The Trust has no knowledge as to whether all or any portion of the shares owned of record NFS LLC are also owned beneficially.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2017 and September 30, 2016 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2017	September 30, 2016
Ordinary Income	$139,442	$160,375
	$139,442	$160,375

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Post October Loss	Capital Loss	Other	Unrealized	Total
and	Carry	Book/Tax	Appreciation/	Accumulated
Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$(42,176)	$(1,787,262)	$(15,603)	$105,948	$(1,739,093)

The difference between the book basis and tax basis for unrealized appreciation, accumulated net investment loss and accumulated net realized losses from investments is primarily attributable to the tax deferral of losses on wash sales and tax adjustments for trust preferred securities. The difference between book basis and tax basis accumulated net investment loss is primarily attributable to the unamortized portion of organization expenses for tax purposes and represents the other book/tax differences.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $42,176.

Crow Point Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

At September 30, 2017, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$1,758,496	$28,766	$1,787,262

Permanent book and tax differences, primarily attributable to tax adjustments for paydowns, trust preferred investments, partnership investments, and grantor trust investments, and the reclassification of Fund distributions for tax purposes, resulted in reclassification for the year ended September 30, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(236)	$11,790	$(11,554)

9.	SHAREHOLDER MEETING

The Board of Trustees of Northern Lights Fund Trust (the “Trust”) held a Special Meeting of the Shareholders of the Crow Point Alternative Income Fund (the “Fund”), a series of the Trust, on October 6, 2017, for the purpose of approving an Agreement and Plan of Reorganization.

At the close of business August 30, 2017, the record date for the Special Meeting of Shareholders, there were outstanding 860,093.818 shares of beneficial interest of the Fund. Accordingly, shares represented in person and by proxy at the Special Meeting equaled 89.13% of the outstanding shares of the Fund. Therefore, a quorum was present for the Fund.

With respect to the approval of the Agreement and Plan of Reorganization the following votes were cast:

For Approval: 766,638 shares voted

Against Approval: 0 shares voted

Abstained: 0 shares voted

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements other than the following:

On October 6, 2017, the Fund’s shareholders approved the reorganization of the Crow Point Alternative Income Fund, a series of the Trust, into a newly created series of 360 Funds, as the Crow Point Alternative Income Fund (the “Reorganization”). A complete proxy statement and prospectus describing the Reorganization was filed with the Securities and Exchange Commission and mailed to shareholders.

Crow Point Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Also as of October 6, 2017, there is a new Board of Trustees, Matrix 360 Distributors, LLC is the distributor and M3Sixty Administration, LLC serves as the Fund’s administrator. The Fund has entered into new servicing agreements for these services.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Crow Point Alternative Income Fund

We have audited the accompanying statement of assets and liabilities of Crow Point Alternative Income Fund, a series of shares of beneficial interest in Northern Lights Fund Trust, (the “Fund”) including the portfolio of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2013 have been audited by other auditors, whose report dated November 25, 2013, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian, brokers, and other appropriate parties. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Crow Point Alternative Income Fund as of September 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 28, 2017

Crow Point Alternative Income Fund
EXPENSE EXAMPLES
September 30, 2017 (Unaudited)

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Annualized	Expenses Paid
	Value	Value	Expense	During Period*
	4/1/17	9/30/17	Ratio	4/1/17 – 9/30/17
Actual
Crow Point Alternative Income Fund	$1,000.00	$1,016.20	2.25%	$11.37
Hypothetical
(5% return before expenses)
Crow Point Alternative Income Fund	$1,000.00	$1,013.79	2.25%	$11.36

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period ended September 30, 2017 (183) divided by the number of days in the fiscal year (365).

Crow Point Alternative Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2017

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); Schroder Global Series Trust (2012 to 02-2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions at a major investment bank including CFO-Specialty Finance Group, Director of Global Taxation and Capital Markets Controller. Prior thereto he spent 10 years at a global public accounting firm in the emergency companies and multi-national audit practices. Consultant to small and emerging businesses (since 2000).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Northern Lights Variable Trust (since 2006); previously, AdvisorOne Funds (2004-2013); The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust (for series not affiliated with the Fund since 2007); Northern Lights Variable Trust (since 2007); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2010);

9/30/17 – NLFT_v6

Crow Point Alternative Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2017

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers* 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013***	President of the Trust (2006-June 2017); Chief Executive Officer, Gemini Alternative Funds, LLC (2013 – April 2017); Chief Executive Officer, Gemini Hedge Fund Services, LLC (2013 – April 2017); Chief Executive Officer, Gemini Fund Services, LLC (2012 – April 2017); President and Manager, Gemini Fund Services, LLC (2006 – 2012)	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of September 30, 2017, the Trust was comprised of 79 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his past affiliation with Gemini Fund Services, LLC, the Trust’s Administrator, Fund Accountant and Transfer Agent.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-282-1100.

9/30/17 – NLFT_v6

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-282-1100 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-282-1100.

ADVISER
Crow Point Partners, LLC
25 Recreation Park Dr., Suite 206
Hingham, MA 02043

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $14,700

2016 - $13,700

2015 - $13,700

2014 - $16,500

(b)	Audit-Related Fees

2017 - None

2016 - None

2015 - None

2014 - None

(c)	Tax Fees

2017 – $ 2,200

2016 – $ 2,000

2015 – $ 2,000

2014 – $ 2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - None

2016 - None

2015 - None

2014 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2016	2015	2014
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $ 2,200

2016 - $ 2,000

2015 - $ 2,000

2014 - $ 2,000

(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 12/6/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 12/6/17

By (Signature and Title)

/s/ James Colantino

James Colantino, Treasurer/Principal Financial Officer

Date 12/6/17